Exhibit 10.4

FIRST AMENDMENT TO MASTER TERMINALLING SERVICES AGREEMENT
This First Amendment to Master Terminalling Services Agreement (this “Amendment”) is dated as of September 28, 2018, but effective August 6, 2018, by and between, with respect to each respective Terminal set forth on Schedule I and the Terminal Service Order applicable thereto, the party identified as “Customer” with respect to such respective Terminal as set forth on Schedule I (such party, as applicable to the respective Terminal, a “Customer”), and the party identified as “Provider” with respect to such respective Terminal as set forth on Schedule I and the Terminal Service Order applicable thereto (such party, as applicable to the respective Terminal, a “Provider”).
RECITALS
WHEREAS, on August 6, 2018, the Parties entered into that certain Master Terminalling Services Agreement pursuant to which the Parties agreed that Provider would operate the Terminal pursuant to the terms set forth therein (the “Original Agreement”); and
WHEREAS, the Parties desire to amend the Original Agreement pursuant to the terms and conditions contained herein.
NOW, THEREFORE, in consideration of the covenants and obligations contained herein, the Parties hereby agree as follows:

1.	Amendments to the Original Agreement. Schedule B (Dedicated Tanks) shall be amended and restated in its entirety as set forth in Schedule B attached hereto.

2.	Miscellaneous.
(a)    Other than as set forth above, the Original Agreement shall remain in full force and effect as written.

(b)    Except as otherwise provided herein, all costs and expenses (including legal and financial advisory fees and expenses) incurred in connection with, or in anticipation of, this Amendment and the transactions contemplated hereby shall be paid by the Party incurring such expenses.

(c)    This Amendment and the legal relations between the Parties shall be governed by and construed in accordance with Section 34(d) of the Original Agreement.

(d)    This Amendment constitutes the entire agreement between the Parties pertaining to the subject matter hereof, and supersedes all prior agreements, understandings, negotiations and discussions, whether oral or written, of the Parties pertaining to the subject matter hereof.

(e)    This Amendment may be executed in counterparts, each of which shall be deemed an original instrument, but all such counterparts together shall constitute but one agreement. Either Party’s delivery of an executed counterpart signature page by facsimile (or electronic .pdf format transmission) is as effective as executing and delivering this Amendment in the presence of the

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other Party. No Party shall be bound until such time as all of the Parties have executed counterparts of this Amendment.

(f)    This Amendment is solely for the benefit of the Parties and should not be deemed to confer upon third parties any remedy, claim, liability, reimbursement, cause of action or other right in excess of those existing without reference to this Amendment.

(g)    The invalidity or unenforceability of any term or provision of this Amendment in any situation or jurisdiction shall not affect the validity or enforceability of the other terms or provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction and the remaining terms and provisions shall remain in full force and effect, unless doing so would result in an interpretation of this Amendment that is manifestly unjust.

[Signature Page Follows]

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IN WITNESS WHEREOF, the Parties hereto have duly executed this Amendment as of the date first written above.
As to the Mandan Terminal:

Customer: Tesoro Refining & Marketing Company LLC By: /s/ Gregory J. Goff Name: Gregory J. Goff Title: President and Chief Executive Officer	Provider: Tesoro Logistics Operations LLC By: /s/ Steven M. Sterin Name: Steven M. Sterin Its: President and Chief Financial Officer

Signature Page
First Amendment to Master Terminalling Services Agreement

IN WITNESS WHEREOF, the Parties hereto have duly executed this Amendment as of the date first written above.
As to the Salt Lake City Terminal:

Customer: Tesoro Refining & Marketing Company LLC By: /s/ Gregory J. Goff Name: Gregory J. Goff Title: President and Chief Executive Officer	Provider: Tesoro Logistics Operations LLC By: /s/ Steven M. Sterin Name: Steven M. Sterin Its: President and Chief Financial Officer

Signature Page
First Amendment to Master Terminalling Services Agreement

IN WITNESS WHEREOF, the Parties hereto have duly executed this Amendment as of the date first written above.
As to the LAR Terminal:

Customer: Tesoro Refining & Marketing Company LLC By: /s/ Gregory J. Goff Name: Gregory J. Goff Title: President and Chief Executive Officer	Provider: Tesoro Logistics Operations LLC By: /s/ Steven M. Sterin Name: Steven M. Sterin Its: President and Chief Financial Officer

Signature Page
First Amendment to Master Terminalling Services Agreement

IN WITNESS WHEREOF, the Parties hereto have duly executed this Amendment as of the date first written above.
As to the Fryburg Terminal:

Customer: Tesoro Refining & Marketing Company LLC By: /s/ Gregory J. Goff Name: Gregory J. Goff Title: President and Chief Executive Officer	Provider: Tesoro Great Plains Gathering & Marketing LLC By: /s/ Steven M. Sterin Name: Steven M. Sterin Its: President and Chief Financial Officer

Signature Page
First Amendment to Master Terminalling Services Agreement

IN WITNESS WHEREOF, the Parties hereto have duly executed this Amendment as of the date first written above.
As to the Wingate Terminal:

Customer: Western Refining Southwest, Inc. By: /s/ Gregory J. Goff Name: Gregory J. Goff Title: President and Chief Executive Officer	Provider: Western Refining Terminals, LLC By: /s/ Steven M. Sterin Name: Steven M. Sterin Its: President and Chief Financial Officer

Signature Page
First Amendment to Master Terminalling Services Agreement

IN WITNESS WHEREOF, the Parties hereto have duly executed this Amendment as of the date first written above.
As to the JAL NGL Terminal:

Customer:

Western Refining Company, L.P., by Western Refining GP, LLC, its general partner

By:  /s/ Gregory J. Goff
Name: Gregory J. Goff
Title: President and Chief Executive Officer

Tesoro Refining & Marketing Company LLC

By:  /s/ Gregory J. Goff
Name: Gregory J. Goff
Title: President and Chief Executive Officer

Provider: Western Refining Terminals, LLC By: /s/ Steven M. Sterin Name: Steven M. Sterin Its: President and Chief Financial Officer

Signature Page
First Amendment to Master Terminalling Services Agreement

IN WITNESS WHEREOF, the Parties hereto have duly executed this Amendment as of the date first written above.
As to the Clearbrook Terminal:

Customer: St. Paul Park Refining Co. LLC By: /s/ Gregory J. Goff Name: Gregory J. Goff Title: President and Chief Executive Officer	Provider: Tesoro Logistics Operations LLC By: /s/ Steven M. Sterin Name: Steven M. Sterin Its: President and Chief Financial Officer

Signature Page
First Amendment to Master Terminalling Services Agreement

SCHEDULE I

Parties to Agreement per respective Terminal

Terminal	Associated Refinery	Customer	Provider
Mandan	Mandan Refinery	Tesoro Refining & Marketing Company LLC	Tesoro Logistics Operations LLC
Salt Lake City	Salt Lake City Refinery	Tesoro Refining & Marketing Company LLC	Tesoro Logistics Operations LLC
LAR – Carson	Los Angeles Refinery (Carson)	Tesoro Refining & Marketing Company LLC	Tesoro Logistics Operations LLC
LAR – Wilmington	Los Angeles Refinery (Wilmington)	Tesoro Refining & Marketing Company LLC	Tesoro Logistics Operations LLC
Fryburg	N/A	Tesoro Refining & Marketing Company LLC	Tesoro Great Plains Gathering & Marketing LLC
Wingate	N/A	Western Refining Southwest, Inc.	Western Refining Terminals, LLC
JAL NGL	N/A	Western Refining Company, L.P.; Tesoro Refining & Marketing Company LLC	Western Refining Terminals, LLC
Clearbrook	N/A	St. Paul Park Refining Co. LLC	Tesoro Logistics Operations LLC

SCHEDULE B
DEDICATED TANKS

LOCATION	TANK NUMBER	RESERVED CAPACITY (in Barrels)
Mandan	FB-701	96,000
Mandan	FB-702	96,000
Mandan	FB-703	96,000
Mandan	FB-705	96,000
Mandan	FB-706	96,000
Mandan	FB-707	32,900
Mandan	FB-708	30,000
Mandan	FB-709	30,000
Mandan	FB-710	30,000
Mandan	FB-711	30,000
Mandan	FB-712	30,000
Mandan	FB-714	30,000
Mandan	FB-715	20,000
Mandan	FB-716	15,000
Mandan	FB-717	43,000
Mandan	FB-718	30,000
Mandan	FB-719	30,000
Mandan	FB-720	30,000 (OOS)*
Mandan	FB-721	10,000
Mandan	FB-722	10,000
Mandan	FB-723	96,000
Mandan	FB-724	96,000 (OOS)**
Mandan	FB-725	96,000
Mandan	FB-726	96,000
Mandan	FB-727	96,000
Mandan	FB-728	96,000
Mandan	FB-729	96,000
Mandan	FB-730	96,000
Mandan	FB-731	96,000
Mandan	FB-732	30,000
Mandan	FB-733	96,000
Mandan	FB-734	96,000
Mandan	FB-737	20,000 (OOS)
Mandan	FB-738	43,000
Mandan	FB-740	20,000
Mandan	FB-741	15,000
Mandan	FB-742	30,000 (OOS)
Mandan	FB-743	20,000
Mandan	FB-744	24,000
Mandan	FB-745	20,000
Mandan	FB-746	700
Mandan	FB-747	96,000
Mandan	FB-748	96,000
Mandan	FB-749	300 (OOS)
Mandan	FB-750	96,000
Mandan	FB-751	96,000
Mandan	FB-752	96,000
Mandan	FB-753	96,000
Mandan	FB-754	96,000
Mandan	FB-755	96,000
Mandan	FB-756	24,000
Mandan	FB-758	5,000
Mandan	FB-764	96,000
Mandan	FB-766	22,000
Mandan	FB-767	8,000
Mandan	FB-768	1,000 (OOS)
Mandan	FB-771	96,000
Mandan	FB-773	12
Mandan	FB-774	21

Salt Lake City	141	14,896
Salt Lake City	142	14,323

Salt Lake City	155	10,313
Salt Lake City	157	19,915
Salt Lake City	158	19,915
Salt Lake City	186	58,748
Salt Lake City	188	58,748
Salt Lake City	190	48,348
Salt Lake City	204	55,094
Salt Lake City	206	62,091
Salt Lake City	209	(OOS)
Salt Lake City	212	56,627
Salt Lake City	213	56,627
Salt Lake City	236	56,627
Salt Lake City	242	55,688
Salt Lake City	243	55,209
Salt Lake City	244	15,484
Salt Lake City	245	24,071
Salt Lake City	246	11,190
Salt Lake City	247	11,190
Salt Lake City	248	60,000***
Salt Lake City	252	55,688

Salt Lake City	291	15,107
Salt Lake City	294	(OOS)
Salt Lake City	297	3,275
Salt Lake City	298	3,575
Salt Lake City	305	5,117
Salt Lake City	306	5,117
Salt Lake City	307	6,714
Salt Lake City	308	6,714
Salt Lake City	309	(OOS)
Salt Lake City	310	(OOS)
Salt Lake City	312	(OOS)
Salt Lake City	314	(OOS)
Salt Lake City	315	(OOS)
Salt Lake City	321	24,171
Salt Lake City	322	37,871
Salt Lake City	323	37,871
Salt Lake City	324	54,974
Salt Lake City	325	54,974
Salt Lake City	326	54,974
Salt Lake City	327	54,974
Salt Lake City	328	54,974
Salt Lake City	329	10,313
Salt Lake City	330	24,071
Salt Lake City	331	33,105
Salt Lake City	848	2,800
Salt Lake City	849	2,800
Salt Lake City	427A	606
Salt Lake City	427B	606
Salt Lake City	427C	905
Salt Lake City	427D	905
LAR - Carson	14	358,162
LAR - Carson	16	96,247
LAR - Carson	17	95,649
LAR - Carson	31	82,396
LAR - Carson	61	100,965
LAR - Carson	62	100,312
LAR - Carson	63	100,600
LAR - Carson	64	100,220
LAR - Carson	73	30,570
LAR - Carson	74	15,021
LAR - Carson	75	14,972
LAR - Carson	76	30,570
LAR - Carson	78	10,239
LAR - Carson	959	163,366
LAR - Carson	350	1,770
LAR - Carson	351	1,770
LAR - Carson	352	1,770
LAR - Carson	353	1,770
LAR - Carson	354	1,770
LAR - Carson	355	1,770
LAR - Carson	398	6,910
LAR - Carson	399	6,910
LAR - Carson	677	16,671 (OOS)
LAR - Carson	678	16,690 (OOS)
LAR - Carson	679	16,307 (OOS)
LAR - Carson	680	16,279 (OOS)
LAR - Carson	681	30,000
LAR - Carson	682	30,000
LAR - Carson	683	30,000
LAR - Carson	684	30,000
LAR - Carson	773	97,844
LAR - Wilmington	476	400
LAR - Wilmington	776	700
LAR - Wilmington	777	700
LAR - Wilmington	778	700
LAR - Wilmington	779	700
LAR - Wilmington	780	700
LAR - Wilmington	1501	985
LAR - Wilmington	1502	985
LAR - Wilmington	1503	985
LAR - Wilmington	6000	6,000
LAR - Wilmington	6001	6,000
LAR - Wilmington	7201	7,156
LAR - Wilmington	7501	8,395
LAR - Wilmington	11000	11,567 (OOS)
LAR - Wilmington	11001	11,567 (OOS)
LAR - Wilmington	11002	11,567 (OOS)
LAR - Wilmington	11003	11,567 (OOS)
LAR - Wilmington	11004	11,567 (OOS)
LAR - Wilmington	13500	13,818 (OOS)
LAR - Wilmington	13501	13,818 (OOS)
LAR - Wilmington	13502	13,818
LAR - Wilmington	13503	13,818
LAR - Wilmington	13504	13,818
LAR - Wilmington	13505	13,818
LAR - Wilmington	13506	13,818
LAR - Wilmington	13507	13,818 (OOS)
LAR - Wilmington	13508	13,818
LAR - Wilmington	13509	13,818 (OOS)
LAR - Wilmington	13510	13,818
LAR - Wilmington	13511	13,818
LAR - Wilmington	13512	13,818 (OOS)
LAR - Wilmington	20426	20,144
LAR - Wilmington	36001	36,612
LAR - Wilmington	36002	36,612
LAR - Wilmington	50000	50,000
LAR - Wilmington	76000	76,158
LAR - Wilmington	80033	81,383
LAR - Wilmington	80034	81,383
LAR - Wilmington	80035	81,383
LAR - Wilmington	80036	81,383
LAR - Wilmington	80037	81,383
LAR - Wilmington	80038	81,383
LAR - Wilmington	80039	81,383
LAR - Wilmington	80042	81,383
LAR - Wilmington	80044	81,383
LAR - Wilmington	80045	81,383
LAR - Wilmington	80049	81,383
LAR - Wilmington	80050	81,383
LAR - Wilmington	80051	81,383
LAR - Wilmington	80055	81,383
LAR - Wilmington	80057	82,340
LAR - Wilmington	80058	81,383
LAR - Wilmington	80061	81,383
LAR - Wilmington	80062	81,383
LAR - Wilmington	80063	81,383
LAR - Wilmington	80064	81,383
LAR - Wilmington	80065	81,383
LAR - Wilmington	80066	81,383
LAR - Wilmington	80067	81,383
LAR - Wilmington	80068	81,383
LAR - Wilmington	80069	81,383
LAR - Wilmington	80070	81,383
LAR - Wilmington	80071	81,383
LAR - Wilmington	80072	81,383
LAR - Wilmington	80075	78,511
LAR - Wilmington	80076	81,383
LAR - Wilmington	80077	81,383
LAR - Wilmington	80078	81,383
LAR - Wilmington	80079	81,383
LAR - Wilmington	80080	81,383
LAR - Wilmington	80081	81,383
LAR - Wilmington	80082	81,383
LAR - Wilmington	80083	81,383
LAR - Wilmington	80084	81,383
LAR - Wilmington	80085	81,383
LAR - Wilmington	80087	81,383
LAR - Wilmington	80089	81,383
LAR - Wilmington	80090	81,383
LAR - Wilmington	80091	81,383
LAR - Wilmington	80092	81,383
LAR - Wilmington	80209	85,610
LAR - Wilmington	80210	85,610
LAR - Wilmington	80211	85,610
LAR - Wilmington	80212	85,610
LAR - Wilmington	80213	85,610
LAR - Wilmington	80214	85,610
LAR - Wilmington	80215	85,610
LAR - Wilmington	80216	85,610
LAR - Wilmington	80217	85,610
LAR - Wilmington	80218	80,000
LAR - Wilmington	80219	85,610
LAR - Wilmington	80220	85,610
LAR - Wilmington	80221	81,239
LAR - Wilmington	96000	96,689
LAR - Wilmington	96059	96,689
LAR - Wilmington	118066	117,477
LAR - Wilmington	125000	123,278
LAR - Wilmington	125001	123,278
LAR - Wilmington	125002	125,897
LAR - Wilmington	125003	125,897
LAR - Wilmington	125004	125,897
Fryburg Terminal	Tk-102	150,000
Fryburg Terminal	Tk-103	175,000
Fryburg Terminal	Tk-104	175,000
Wingate Terminal	V-500 - V-505	8,004
Wingate Terminal	V-506 - V-510	8,521
Wingate Terminal	V-516 - V-518	5,450
Wingate Terminal	V-511 - V515	12,413
Wingate Terminal	V-200 - V-207	9,941
Wingate Terminal	V-208	1,243
Wingate Terminal	V-400 - V-407	10,652
Wingate Terminal	V-209 - V-214	10,291
Wingate Terminal	V-215	7,676
Wingate Terminal	V-216	10,313
Wingate Terminal	V-100 - V-101	12,390
Wingate Terminal	V-102 - V-103	20,791
Wingate Terminal	V-104	10,313
Wingate Terminal	V-519	95
JAL Terminal	NA	212,000
Clearbrook	Tk-6014	300,000
Clearbrook	Tk-6015	300,000

*Out of Service (OOS).
** Tank 724, Subgrade, expected to come into service October 2020.
***Projected construction completion in 2019. Upon completion, fees will be assessed pursuant to an applicable Terminal Service Order.
For the avoidance of doubt, fees will be assessed only upon in-service Dedicated Tanks